U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): January 20, 2000
                                                 (January 5, 2000)

                         Commission file number 0-26013


                       MULTI-LINK TELECOMMUNICATIONS, INC.
                       ----------------------------------
                      (Exact name of small business issuer
                          as specified in its charter)


         Colorado                                         84-1334687
 ------------------------------                 -------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)


                 4704 Harlan Street, Suite 420, Denver, CO 80212
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (303) 831-1977
                            -------------------------
                           (Issuer's telephone number)


                                 Not Applicable
               ---------------------------------------------------
              (Former name, former address, and former fiscal year,
                          if changed since last report)

ITEM 5.   OTHER EVENTS

     On January 5, 2000, One Touch Communications, Inc. (the "Company"), a Colorado corporation and newly-formed wholly-owned subsidiary of Multi-Link Telecommunications, Inc. ("Multi-Link"), completed the acquisition of substantially all of the assets of One Touch Communications, Inc. ("One Touch"), a Raleigh, North Carolina based provider of voice messaging services. The assets acquired include tangible personal property (such as machinery, equipment, and furniture), accounts receivable and customer contracts. The purchased personal property was used by One Touch to provide telecommunications services, and the Company plans to use the personal property for the same purpose.

     The purchase price consisted of $1,104,867.83 in cash and 246,718 shares of restricted common stock of Multi-Link. Of such shares, 123,359 are restricted until December 31, 2000, 61,680 are restricted until June 30, 2001, and 61,679 are restricted until December 31, 2001.

     The funds used in the acquisition were obtained in Multi-Link's initial public offering, completed in May 1999.

     The purchase price and terms were negotiated on an arms length basis with One Touch. No principal of One Touch had a relationship with Multi-Link or the Company prior to the transaction.

     It is impracticable to provide any financial statements with this filing that may be required to be filed pursuant to Item 7 of Form 8-K. Any financial statements required to be filed pursuant to Item 7 of Form 8-K will be filed by amendment within 60 days of the due date of this filing.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

     (c)  Exhibits.

          10.19 Agreement for Sale and Purchase of Assets dated December 22, 1999 by and among One Touch Communications, Inc., Eric C. Beguelin, David G. Webster, Multi-Link Telecommunications, Inc., and One Touch Communications, Inc., a Colorado corporation and wholly owned subsidiary of Multi-Link (without exhibits).*

          98.1      Press Release.


*Incorporated by reference from Exhibit 10.19 contained in the Company's Annual Report on Form 10-KSB filed December 28, 1999.



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


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MULTI-LINK TELECOMMUNICATIONS, INC.

Date:  January 20, 2000             By: /s/ David J. Cutler
                                        ----------------------------------------
                                        David J. Cutler, Chief Financial Officer

























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